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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 27, 1997

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                       1-8597                94-2657368
(State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)



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ITEM 5. Other Events.

On August 27, 1997, The Cooper Companies, Inc. (the "Company") issued a press release announcing its third quarter fiscal year 1997 financial results. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.                Description

99.1    Press Release dated August 27, 1997 of The Cooper Companies, Inc.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE COOPER COMPANIES, INC.

                                       By   /s/ Stephen C. Whiteford
                                               Stephen C. Whiteford
                                               Vice President and
                                               Corporate Controller
                                               (Principal Accounting Officer)

Dated:  August 27, 1997



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                                  EXHIBIT INDEX

Exhibit                                                          Sequentially
  No.   Description                                              Numbered Page

99.1    Press Release dated August 27, 1997 of The Cooper
        Companies, Inc.

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